UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities and Exchange Act of 1934

Date of report (Date of earliest event reported): July 21, 2008 (July 21, 2008)

JDS UNIPHASE CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-22874	94-2579683
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

430 North McCarthy Boulevard, Milpitas, CA	95035
(Address of Principal Executive Offices)	(Zip Code)

(408) 546-5000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Reporting)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers, Compensatory Arrangements of Certain Officers.

On July 21, 2008 the board of directors (the “Board”) of JDS Uniphase Corporation (the “Company”) appointed Penelope A. Herscher as a director of the Company. Ms. Herscher will serve as one of the Company’s Class II directors until the 2009 annual meeting of stockholders or until her earlier resignation or removal, and will serve on the Compensation Committee.

Ms. Herscher received an initial equity grant of 13,501 restricted stock units (the “New Director Grant”) under the Company’s Amended and Restated 2003 Equity Incentive Plan (the “2003 Plan”), effective July 21, 2008. The New Director Grant was valued at $150,000, pursuant to the Company’s compensation policies for new non-employee directors as adopted by the Board, with the number of shares determined based upon the average price of the Company’s stock on the NASDAQ national market for the 30 calendar days preceding the date of grant. The New Director Grant will vest annually in three equal installments on each anniversary of the grant date.

Ms. Herscher also received a pro-rated portion of her non-employee Director annual equity award of 4,500 restricted stock units (the “Annual Equity Grant”) under the 2003 Plan, effective July 21, 2008. The Annual Equity Grant was valued at $50,000, pursuant to the Company’s compensation policies for new non-employee directors as adopted by the Board, with the number of shares determined based upon the average price of the Company’s stock on the NASDAQ national market for the 30 calendar days preceding the date of grant. The Annual Equity Grant will vest annually in three equal installments on each anniversary of the grant date.

The Company and Ms. Herscher also entered into an indemnification agreement (the “Indemnification Agreement”), providing for the Company to indemnify Ms. Herscher as a director of the Company for certain potential risks as specified in the Indemnification Agreement. A copy of the form of the Indemnification Agreement is attached hereto as Exhibit 10.19 and is incorporated by reference herein.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The Bylaws of the Company were amended and restated effective July 21, 2008 (the “Amended and Restated Bylaws”) to increase the number of directors from nine (9) to ten (10) directors.

A copy of the Amended and Restated Bylaws incorporating the change in the authorized number of directors of the Company is attached hereto as Exhibit 3.5 and is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.5	Amended and Restated Bylaws of JDS Uniphase Corporation, effective as of July 21, 2008.

10.19	Form of Indemnification Agreement entered into July 21, 2008 between JDS Uniphase Corporation and Penelope A. Herscher.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JDS Uniphase Corporation

By:	/s/ Christopher S. Dewees
Christopher S. Dewees
Senior Vice President, Corporate
Development, and Chief Legal Officer

July 21, 2008